                                                                    EXHIBIT 99.1

                         COMMON STOCK PURCHASE AGREEMENT


         This COMMON STOCK PURCHASE AGREEMENT (this "AGREEMENT") is dated as of June 30, 2003 by and between US Dataworks, Inc., a Nevada corporation (the "COMPANY") and Icon Investors Ltd. (the "PURCHASER").

         Capitalized terms used in this Agreement and not otherwise defined shall have the meanings ascribed to them in Article 9.

         WHEREAS, the parties desire that, upon the terms and subject to the conditions contained herein, the Company shall have the right to issue and sell to Purchaser from time to time as provided herein, and Purchaser shall be obligated to purchase from the Company up to $4,000,000 worth of shares of Common Stock on a private placement basis pursuant to an exemption from registration under Section 4(2) of the Security Act of 1933; and

         WHEREAS, the Purchaser shall be entitled to resell shares of Common Stock acquired hereunder pursuant to a resale registration statement established by the Company pursuant to the terms of the Registration Rights Agreement between the Company and the Purchaser which shall be declared effective by the Commission prior to the delivery of the Draw Down Notice.


         NOW, THEREFORE, in consideration of the foregoing premises, and the promises and covenants herein contained, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties, intending to be legally bound, hereby agree as follows:

                                   ARTICLE 1

                        PURCHASE AND SALE OF COMMON STOCK

         Section 1.1. PURCHASE AND SALE OF DRAW DOWN SHARES. Upon the terms and subject to the conditions of this Agreement, the Company may sell and issue to the Purchaser and the Purchaser shall be obligated to purchase from the Company, up to an aggregate of $4,000,000 worth of shares of Common Stock (the "COMMITMENT AMOUNT").

         Section 1.2. INITIAL CLOSING. The execution and delivery of this Agreement and the other agreements referred to herein (the "INITIAL CLOSING") shall take place at the offices of Feldman Weinstein LLP, 420 Lexington Avenue, Suite 2620, New York, New York 10170 (i) at 10:00 a.m. local time within 5 Trading Days of the date hereof, or (ii) at such other time and place or on such date as the Purchaser and the Company may agree upon (the "INITIAL CLOSING DATE"). Each party shall deliver all documents, instruments and writings required to be delivered by such party pursuant to this Agreement at or prior to the Initial Closing.


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                                   ARTICLE 2

                         REPRESENTATIONS AND WARRANTIES

         Section 2.1. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. Except as set forth under the corresponding section of the Disclosure Schedules attached hereto, the Company hereby makes the following representations and warranties as of the date hereof and as of the Closing Date to the Purchaser:

                  (a) SUBSIDIARIES. The Company has no direct or indirect subsidiaries. The Company owns, directly or indirectly, all of the capital stock of each Subsidiary free and clear of any lien, charge, security interest, encumbrance, right of first refusal or other restriction (collectively, "LIENS"), and all the issued and outstanding shares of capital stock of each Subsidiary are validly issued and are fully paid, non-assessable and free of preemptive and similar rights. If the Company has no subsidiaries, then references in the Transaction Documents to the Subsidiaries will be disregarded.

                  (b) ORGANIZATION AND QUALIFICATION. Each of the Company and the Subsidiaries is an entity duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization (as applicable), with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted. Neither the Company nor any Subsidiary is in violation of any of the provisions of its respective certificate or articles of incorporation, bylaws or other organizational or charter documents. Each of the Company and the Subsidiaries is duly qualified to conduct business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, would not have or reasonably be expected to result in (i) a material adverse effect on the legality, validity or enforceability of any Transaction Document,
         (ii) a material adverse effect on the results of operations, assets, business or financial condition of the Company and the Subsidiaries, taken as a whole, or (iii) adversely impair the Company's ability to perform in any material respect on a timely basis its obligations under any Transaction Document (any of (i), (ii) or (iii), a "MATERIAL ADVERSE EFFECT").

                  (c) AUTHORIZATION; ENFORCEMENT. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by each of the Transaction Documents and otherwise to carry out its obligations thereunder. The execution and delivery of each of the Transaction Documents by the Company and the consummation by it of the transactions contemplated thereby have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company in connection therewith. Each Transaction Document has been (or upon delivery will have been) duly executed by the Company and, when delivered in accordance with the terms hereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors' rights generally and (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies.


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                  (d) NO CONFLICTS. The execution, delivery and performance of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated thereby do not and will not
         (i) conflict with or violate any provision of the Company's or any Subsidiary's certificate or articles of incorporation, bylaws or other organizational or charter documents, or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company or Subsidiary debt or otherwise) or other understanding to which the Company or any Subsidiary is a party or by which any property or asset of the Company or any Subsidiary is bound or affected, or (iii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company or a Subsidiary is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company or a Subsidiary is bound or affected; except in the case of each of clauses (ii) and (iii), such as would not have or reasonably be expected to result in a Material Adverse Effect.

                  (e) FILINGS, CONSENTS AND APPROVALS. The Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of the Transaction Documents, other than (a) the filing with the Commission of the Registration Statement, the application(s) to each Principal Market for the listing of the Shares for trading thereon in the time and manner required thereby, and applicable Blue Sky filings, (b) such as have already been obtained or such exemptive filings as are required to be made under applicable securities laws and
         (c) such other filings as may be required following the Closing Date under the Securities Act, the Exchange Act and state corporate law.

                  (f) ISSUANCE OF THE SHARES. The Shares are duly authorized and, when issued and paid for in accordance with the Transaction Documents, will be duly and validly issued, fully paid and nonassessable, free and clear of all Liens. The Company has reserved from its duly authorized capital stock the maximum number of shares of Common Stock issuable pursuant to this Agreement and the Warrants.

                  (g) CAPITALIZATION. The capitalization of the Company is as described in the Company's most recent periodic report filed with the Commission. The Company has not issued any capital stock since such filing other than pursuant to the exercise of employee stock options under the Company's stock option plans, the issuance of shares of Common Stock to employees pursuant to the Company's employee stock purchase plan and pursuant to the conversion or exercise of outstanding Common Stock Equivalents. No Person has any right of first refusal, preemptive right, right of participation, or any similar right to

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         participate in the transactions contemplated by the Transaction
         Documents. Except as a result of the purchase and sale of the Shares, there are no outstanding options, warrants, script rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exchangeable for, or giving any Person any right to subscribe for or acquire, any shares of Common Stock, or contracts, commitments, understandings or arrangements by which the Company or any Subsidiary is or may become bound to issue additional shares of Common Stock, or securities or rights convertible or exchangeable into shares of Common Stock. The issue and sale of the Shares will not obligate the Company to issue shares of Common Stock or other securities to any Person (other than the Purchaser) and will not result in a right of any holder of Company securities to adjust the exercise, conversion, exchange or reset price under such securities.

                  (h) SEC REPORTS; FINANCIAL STATEMENTS. The Company has filed all reports required to be filed by it under the Securities Act and the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the two years preceding the date hereof (or such shorter period as the Company was required by law to file such material) (the foregoing materials, including the exhibits thereto, being collectively referred to herein as the "SEC REPORTS" and, together with the Disclosure Schedules to this Agreement, the "DISCLOSURE MATERIALS") on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension. As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act and the rules and regulations of the Commission promulgated thereunder, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved ("GAAP"), except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, and fairly present in all material respects the financial position of the Company and its consolidated subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments.

                  (i) MATERIAL CHANGES. Since the date of the latest audited financial statements included within the SEC Reports, except as disclosed in the SEC Reports, (i) there has been no event, occurrence or development that has had or that could reasonably be expected to result in a Material Adverse Effect, (ii) the Company has not incurred any liabilities (contingent or otherwise) other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Company's financial statements pursuant to GAAP or required to be disclosed in filings made with the Commission, and (iii) the Company has not altered its method of accounting, (iv) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock and
         (v) the Company has not issued any equity securities to any officer, director or Affiliate, except pursuant to existing Company stock option plans. The Company does not have pending before the Commission any request for confidential treatment of information.

                  (j) LITIGATION. Except as disclosed in the SEC Reports, there is no action, suit, inquiry, notice of violation, proceeding or investigation pending or, to the knowledge of the Company, threatened against or affecting the Company, any Subsidiary or any of their respective properties before or by any court, arbitrator, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign) (collectively, an "ACTION") which (i) adversely affects or challenges the legality, validity or enforceability of any of the Transaction Documents or the Shares or
         (ii) could, if there were an unfavorable decision, have or reasonably be expected to result in a Material Adverse Effect. Neither the Company nor any Subsidiary, nor any director or officer thereof, is or has been the subject of any Action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty. There has not been, and to the knowledge of the Company, there is not pending or contemplated, any investigation by the Commission involving the Company or any current or former director or officer of the Company. The Commission has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company or any Subsidiary under the Exchange Act or the Securities Act.

                  (k) LABOR RELATIONS. No material labor dispute exists or, to the knowledge of the Company, is imminent with respect to any of the employees of the Company which could reasonably be expected to result in a Material Adverse Effect.

                  (l) COMPLIANCE. Except as disclosed in the SEC Reports, neither the Company nor any Subsidiary (i) is in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company or any Subsidiary under), nor has the Company or any Subsidiary received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) is in violation of any order of any court, arbitrator or governmental body, or (iii) is or has been in violation of any statute, rule or regulation of any governmental authority, including without limitation all foreign, federal, state and local laws applicable to its business, except in the case of clauses (i), (ii) and
         (iii) as would not have or reasonably be expected to result in a Material Adverse Effect.


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                  (m) REGULATORY PERMITS. The Company and the Subsidiaries
         possess all certificates, authorizations and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct their respective businesses as described in the SEC Reports, except where the failure to possess such permits would not have or reasonably be expected to result in a Material Adverse Effect ("MATERIAL PERMITS"), and neither the Company nor any Subsidiary has received any notice of proceedings relating to the revocation or modification of any Material Permit.

                  (n) TITLE TO ASSETS. The Company and the Subsidiaries have good and marketable title in fee simple to all real property owned by them that is material to the business of the Company and the Subsidiaries and good and marketable title in all personal property owned by them that is material to the business of the Company and the Subsidiaries, in each case free and clear of all Liens, except for Liens as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and the Subsidiaries and Liens for the payment of federal, state or other taxes, the payment of which is neither delinquent nor subject to penalties. Any real property and facilities held under lease by the Company and the Subsidiaries are held by them under valid, subsisting and enforceable leases of which the Company and the Subsidiaries are in compliance.

                  (o) PATENTS AND TRADEMARKS. To the knowledge of the Company and each Subsidiary, the Company and the Subsidiaries have, or have rights to use, all patents, patent applications, trademarks, trademark applications, service marks, trade names, copyrights, licenses and other similar rights that are necessary or material for use in connection with their respective businesses as described in the SEC Reports and which the failure to so have could have or reasonably be expected to result in a Material Adverse Effect (collectively, the "INTELLECTUAL PROPERTY RIGHTS"). Neither the Company nor any Subsidiary has received a written notice that the Intellectual Property Rights used by the Company or any Subsidiary violates or infringes upon the rights of any Person. To the knowledge of the Company, all such Intellectual Property Rights are enforceable.

                  (p) INSURANCE. The Company and the Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which the Company and the Subsidiaries are engaged. Neither the Company nor any Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business without a significant increase in cost.

                  (q) TRANSACTIONS WITH AFFILIATES AND EMPLOYEES. Except as set forth in the SEC Reports, none of the officers or directors of the Company and, to the knowledge of the Company, none of the employees of the Company is presently a party to any transaction with the Company or any Subsidiary (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner, in each case in excess of $60,000 other than (a) for payment of salary or consulting fees for services rendered, (b) reimbursement for expenses incurred on behalf of the Company and (c) for other employee benefits, including stock option agreements under any stock option plan of the Company.


                                       6
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                  (r) INTERNAL ACCOUNTING CONTROLS. The Company and each of its subsidiaries maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management's general or specific authorization, and
         (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Company has established disclosure controls and procedures (as defined in Exchange Act Rules 13a-14 and 15d-14) for the Company and designed such disclosures controls and procedures to ensure that material information relating to the Company, including its subsidiaries, is made known to the certifying officers by others within those entities, particularly during the period in which the Company's Form 10-K (or 10-KSB) or 10-Q (or 10-QSB), as the case may be, is being prepared. The Company's certifying officers have evaluated the effectiveness of the Company's controls and procedures as of a date within 90 days prior to the filing date of the Form 10-Q (or 10-QSB) for the quarter ended December 31, 2002 (such date, the "EVALUATION DATE"). The Company presented in its most recently filed Form 10-k or Form 10-Q (or 10-QSB) the conclusions of the certifying officers about the effectiveness of the disclosure controls and procedures based on their evaluations as of the Evaluation Date. Since the Evaluation Date, there have been no significant changes in the Company's internal controls (as such term is defined in Item 307(b) of Regulation S-K under the Exchange Act) or, to the Company's knowledge, in other factors that could significantly affect the Company's internal controls.

                  (s) CERTAIN FEES. No brokerage or finder's fees or commissions are or will be payable by the Company to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by this Agreement. The Purchaser shall have no obligation with respect to any fees or with respect to any claims made by or on behalf of other Persons for fees of a type contemplated in this Section that may be due in connection with the transactions contemplated by this Agreement.

                  (t) PRIVATE PLACEMENT. Assuming the accuracy of the Purchaser representations and warranties set forth in Section 2.2, no registration under the Securities Act is required for the offer and sale of the Shares by the Company to the Purchaser as contemplated hereby. The issuance and sale of the Shares hereunder does not contravene the rules and regulations of the Principal Market.


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                  (u) INVESTMENT COMPANY. The Company is not, and is not an
         Affiliate of, an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

                  (v) REGISTRATION RIGHTS. No Person has any right to cause the Company to effect the registration under the Securities Act of any securities of the Company.

                  (w) LISTING AND MAINTENANCE REQUIREMENTS. The Company has not, in the 12 months preceding the date hereof, received notice from any Principal Market on which the Common Stock is or has been listed or quoted to the effect that the Company is not in compliance with the listing or maintenance requirements of such Principal Market. The Company is, and has no reason to believe that it will not in the foreseeable future continue to be, in compliance with all such listing and maintenance requirements.

                  (x) APPLICATION OF TAKEOVER PROTECTIONS. The Company and its Board of Directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Company's Certificate of Incorporation (or similar charter documents) or the laws of its state of incorporation that is or could become applicable to the Purchaser as a result of the Purchaser and the Company fulfilling their obligations or exercising their rights under the Transaction Documents, including without limitation the Company's issuance of the Shares and the Purchaser's ownership of the Shares.

                  (y) DISCLOSURE. The Company confirms that, neither the Company nor any other Person acting on its behalf has provided any of the Purchaser or their agents or counsel with any information that constitutes or might constitute material, non-public information. The Company understands and confirms that the Purchaser will rely on the foregoing representations and covenants in effecting transactions in securities of the Company. All disclosure provided to the Purchaser regarding the Company, its business and the transactions contemplated hereby, including the Disclosure Schedules to this Agreement, furnished by or on behalf of the Company are true and correct and do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.

                  (z) NO INTEGRATED OFFERING. Neither the Company, nor any of its affiliates, nor any Person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would cause this offering of the Shares to be integrated with prior offerings by the Company for purposes of the Securities Act or any applicable shareholder approval provisions, including, without limitation, under the rules and regulations of any exchange or automated quotation system on which any of the securities of the Company are listed or designated.


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                  (aa) SOLVENCY. Based on the financial condition of the Company as of the Closing Date, (i) the Company's fair saleable value of its assets exceeds the amount that will be required to be paid on or in respect of the Company's existing debts and other liabilities
         (including known contingent liabilities) as they mature; (ii) the Company's assets do not constitute unreasonably small capital to carry on its business for the current fiscal year as now conducted and as proposed to be conducted including its capital needs taking into account the particular capital requirements of the business conducted by the Company, and projected capital requirements and capital availability thereof; and (iii) the current cash flow of the Company, together with the proceeds the Company would receive, were it to liquidate all of its assets, after taking into account all anticipated uses of the cash, would be sufficient to pay all amounts on or in respect of its debt when such amounts are required to be paid. The Company does not intend to incur debts beyond its ability to pay such debts as they mature (taking into account the timing and amounts of cash to be payable on or in respect of its debt).

         Section 2.2. REPRESENTATIONS AND WARRANTIES OF THE PURCHASER. The Purchaser hereby makes the following representations and warranties to the
Company:

                  (a) ORGANIZATION; AUTHORITY. The Purchaser is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with full right, corporate or partnership power and authority to enter into and to consummate the transactions contemplated by the Transaction Documents and otherwise to carry out its obligations thereunder. The execution, delivery and performance by the Purchaser of the transactions contemplated by this Agreement has been duly authorized by all necessary corporate action on the part of the Purchaser. Each Transaction Document to which it is party has been duly executed by the Purchaser, and when delivered by the Purchaser in accordance with terms hereof, will constitute the valid and legally binding obligation of the Purchaser, enforceable against it in accordance with its terms.

                  (b) INVESTMENT INTENT. The Purchaser understands that the Shares are "restricted securities" and have not been registered under the Securities Act or any applicable state securities law and is acquiring the Shares as principal for its own account for investment purposes only and not with a view to or for distributing or reselling such Shares or any part thereof, has no present intention of distributing any of such Shares and has no arrangement or understanding with any other persons regarding the distribution of such Shares (this representation and warranty not limiting the Purchaser's right to sell the Shares pursuant to the Registration Statement or otherwise in compliance with applicable federal and state securities laws). The Purchaser is acquiring the Shares hereunder in the ordinary course of its business. The Purchaser does not have any agreement or understanding, directly or indirectly, with any Person to distribute any of the Shares.

                  (c) PURCHASER STATUS. At the time the Purchaser was offered the Shares, it was, and at the date hereof it is an "accredited investor" as defined in Rule 501(a) under the Securities Act. The Purchaser is not required to be registered as a broker-dealer under
         Section 15 of the Exchange Act.

                  (d) EXPERIENCE OF THE PURCHASER. The Purchaser, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Shares, and has so evaluated the merits and risks of such investment. The Purchaser is able to bear the economic risk of an investment in the Shares and, at the present time, is able to afford a complete loss of such investment.

                  (e) GENERAL SOLICITATION. The Purchaser is not purchasing the Shares as a result of any advertisement, article, notice or other communication regarding the Shares published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

                  The Company acknowledges and agrees that each Purchaser does not make or has not made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in this
Section 2.2.

                                   ARTICLE 3

                                    COVENANTS


         The Company covenants with the Purchaser as follows:


         Section 3.1. THE SHARES. As of the date of each applicable Draw Down Notice, the Company will have authorized and reserved, free of preemptive rights and other similar contractual rights of stockholders, a sufficient number of its authorized but unissued shares of its Common Stock to cover the Draw Down Shares to be issued in connection with such Draw Down requested under this Agreement. The Draw Down Shares to be issued under this Agreement, when paid for and issued in accordance with the terms hereof, shall be duly and validly issued and outstanding, fully paid and non-assessable, and the Purchaser shall be entitled to all rights accorded to a holder of Common Stock. Anything in this Agreement to the contrary notwithstanding, (i) at no time will the Company request a Draw Down which would result in the issuance of an aggregate number of shares of Common Stock pursuant to (a) this Agreement and (b) the Securities Purchase Agreement referred to in Section 4.1(e) hereof, which exceeds 19.9% of the number of shares of Common Stock issued and outstanding on the date hereof without first obtaining stockholder approval of such excess issuance, or such other amount as would require stockholder approval under rules of the Principal Market or otherwise without first obtaining stockholder approval of such excess issuance, and (ii) the Company may not make a Draw Down to the extent that such Draw Down exceeds 4.999% of the then outstanding shares of Common Stock.

         Section 3.2. SECURITIES COMPLIANCE. If applicable, the Company shall notify the Principal Market, in accordance with its rules and regulations, of the transactions contemplated by this Agreement, and shall take all other necessary action and proceedings as may be required and permitted by applicable law, rule and regulation, for the legal and valid issuance of the Shares and the Warrants to the Purchaser.

         Section 3.3. REGISTRATION AND LISTING. The Company will use its commercially reasonable best efforts to cause its Common Stock to continue to be registered under Section 12(g) of the Exchange Act, will comply in all respects with its reporting and filing obligations under the Exchange Act, will comply with all requirements related to any registration statement filed pursuant to this Agreement, and will not voluntarily take any action or file any document (whether or not permitted by the Securities Act or the Exchange Act or the rules promulgated thereunder) to terminate or suspend such registration or to terminate or suspend its reporting and filing obligations under the Exchange Act or Securities Act, except as permitted herein. The Company will use its commercially reasonable best efforts to continue the listing or trading of its Common Stock on the Principal Market and will comply in all respects with the Company's reporting, filing and other obligations under the bylaws or rules of the Principal Market and shall provide the Purchaser's counsel with copies of any correspondence to or from such Principal Market which questions or threatens delisting of the Common Stock, within three (3) Trading Days of the Company's receipt thereof.

         Section 3.4. ESCROW ARRANGEMENT. The Company and the Purchaser shall enter into an escrow arrangement with Feldman Weinstein LLP (the "ESCROW AGENT") in the form of EXHIBIT B hereto respecting payment against delivery of the Draw Down Shares.

         Section 3.5. REGISTRATION RIGHTS AGREEMENT. The Company and the Purchaser shall enter into the Registration Rights Agreement in the Form of EXHIBIT A hereto. Before the Purchaser shall be obligated to accept a Draw Down request from the Company, the Company shall have caused a sufficient number of shares of Common Stock to be registered to cover the Draw Down Shares to be issued in connection with such Draw Down.

         Section 3.6. ACCURACY OF REGISTRATION STATEMENT.On each Settlement Date, the Registration Statement and the prospectus therein shall not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading in light of the circumstances under which they were made; and on such Settlement Date the Registration Statement and the prospectus therein will not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; PROVIDED, HOWEVER, the Company makes no representations or warranties as to the information contained in or omitted from the Registration Statement and the prospectus therein in reliance upon and in conformity with the information furnished in writing to the Company by the Purchaser specifically for inclusion in the Registration Statement and the prospectus therein.

         Section 3.7. COMPLIANCE WITH LAWS. The Company shall comply, and cause each subsidiary to comply, with all applicable laws, rules, regulations and orders, noncompliance with which would reasonably be expected to have a Material Adverse Effect.

         Section 3.8. KEEPING OF RECORDS AND BOOKS OF ACCOUNT. The Company shall keep and cause each subsidiary to keep adequate records and books of account, in which entries that are complete in all material respects will be made in accordance with GAAP consistently applied, reflecting all financial transactions of the Company and its subsidiaries, and in which, for each fiscal year, all proper reserves for depreciation, depletion, obsolescence, amortization, taxes, bad debts and other purposes in connection with its business shall be made.

         Section 3.9. NOTICE OF CERTAIN EVENTS AFFECTING REGISTRATION; SUSPENSION OF RIGHT TO REQUEST A DRAW DOWN. THE COMPANY WILL PROMPTLY NOTIFY THE PURCHASER IN WRITING UPON THE OCCURRENCE OF ANY OF THE FOLLOWING EVENTS IN RESPECT OF THE REGISTRATION STATEMENT OR RELATED PROSPECTUS IN RESPECT OF THE
SHARES: (i) receipt of any request for additional information from the SEC or any other federal or state governmental authority during the period of effectiveness of the Registration Statement the response to which would require any amendments or supplements to the Registration Statement or related prospectus; (ii) the issuance by the SEC or any other federal or state governmental authority of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose;
(iii) receipt of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Shares for sale in any jurisdiction in which the Purchaser is entitled to sell the Shares hereunder or the receipt of notice with respect to the initiation of any proceeding for such purpose; (iv) becoming aware that any statement made in the Registration Statement or related prospectus or any document incorporated or deemed to be incorporated therein by reference is untrue in any material respect or requires the making of any changes in the Registration Statement, related prospectus or documents so that, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the related prospectus, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and (v) the Company's determination that the filing of a post-effective amendment to or withdrawal of the Registration Statement is required. The Company shall not deliver to the Purchaser any Draw Down Notice during the continuation of any of the foregoing events. The Company shall promptly make available to the Purchaser any such supplements or amendments to the related prospectus, at which time, provided that the registration statement and any supplements and amendments thereto are then effective, the Company may recommence the delivery of Draw Down Notices.

         Section 3.10. CONSOLIDATION; MERGER. The Company shall not, at any time prior to the termination of this Agreement, effect any merger or consolidation of the Company with or into, or a transfer of all or substantially all of the assets of the Company to, another entity (a "CONSOLIDATION EVENT") unless the resulting successor or acquiring entity (if not the Company) assumes by written instrument or by operation of law the obligation to deliver to the Purchaser such shares of Common Stock and/or securities as the Purchaser is entitled to receive pursuant to this Agreement.

         Section 3.11. NON-PUBLIC INFORMATION. The Company covenants and agrees that neither it nor any other Person acting on its behalf will provide the Purchaser or its agents or counsel with any information that the Company believes constitutes material non-public information, unless prior thereto the Purchaser shall have executed a written agreement regarding the confidentiality and use of such information. The Company understands and confirms that the Purchaser shall be relying on the foregoing representations in effecting transactions in securities of the Company.

         Section 3.12. SUBSEQUENT EQUITY SALES. Until the end of the Commitment Period, neither the Company nor any Subsidiary shall issue additional shares of Common Stock or Common Stock Equivalents pursuant to transactions commonly referred to as equity lines of credit. Notwithstanding anything to the contrary herein, this Section 3.12 shall not apply to the following (a) the granting of options to employees, officers and directors of the Company pursuant to any stock option plan duly adopted by a majority of the non-employee members of the Board of Directors of the Company or a majority of the members of a committee of non-employee directors established for such purpose, or (b) the exercise of any security issued by the Company in connection with the offer and sale of this Company's securities pursuant to this Agreement, or (c) the exercise of or conversion of any convertible securities, options or warrants issued and outstanding on the date hereof, provided such securities have not been amended since the date hereof, (d) acquisitions or strategic investments, the primary purpose of which is not to raise capital or (e) the issuance of shares through any other investment facility other than transactions commonly referred to as equity lines of credit.

         Section 3.13. SECURITIES LAWS DISCLOSURE; PUBLICITY. The Company shall, within 1 Trading Day of the Closing Date, issue a press release or file a Current Report on Form 8-K, in each case reasonably acceptable to each Purchaser disclosing the transactions contemplated hereby and make such other filings and notices in the manner and time required by the Commission. The Company and each Purchaser shall consult with each other in issuing any press releases with respect to the transactions contemplated hereby, and neither the Company nor any Purchaser shall issue any such press release or otherwise make any such public statement without the prior consent of the Company, with respect to any press release of any Purchaser, or without the prior consent of each Purchaser, with respect to any press release of the Company, which consent shall not unreasonably be withheld, except if such disclosure is required by law, in which case the disclosing party shall promptly provide the other party with prior notice of such public statement or communication. Notwithstanding the foregoing, the Company shall not publicly disclose the name of any Purchaser, or include the name of any Purchaser in any filing with the Commission or any regulatory agency or Trading Market, without the prior written consent of such Purchaser, except (a) as required by federal securities law in connection with the registration statement contemplated by the Registration Rights Agreement and (b) to the extent such disclosure is required by law or Trading Market regulations, in which case the Company shall provide the Purchaser with prior notice of such disclosure permitted under subclause (a) or (b).

         Section 3.14. SHAREHOLDERS RIGHTS PLAN. No claim will be made or enforced by the Company or any other Person that any Purchaser is an "Acquiring Person" under any shareholders rights plan or similar plan or arrangement in effect or hereafter adopted by the Company, or that any Purchaser could be deemed to trigger the provisions of any such plan or arrangement, by virtue of receiving Shares under the Transaction Documents or under any other agreement between the Company and the Purchaser.

         Section 3.15. MINIMUM COMMITMENT AMOUNT. During the first 12 months following the Effective Date, the Company shall make Draw Downs of at least $1,500,000.00, in the aggregate, pursuant to this Agreement, subject to the limitations of Section 3.1.

         The Purchaser covenants with the Company as follows:

         Section 3.17. PROSPECTUS DELIVERY REQUIREMENTS. The Purchaser agrees that it will, whenever required by federal securities laws, deliver the Prospectus included in the Registration Statement to any purchaser of Draw Down Shares from the Purchaser in such manner as is required under the federal securities laws.

                                   ARTICLE 4

                  CONDITIONS TO INITIAL CLOSING AND DRAW DOWNS

         Section 4.1. CONDITIONS PRECEDENT TO THE OBLIGATION OF THE COMPANY AND TO SELL THE SHARES. The obligation hereunder of the Company to proceed to close this Agreement and to issue and sell the Shares to the Purchaser is subject to the satisfaction or waiver, at or before the Initial Closing, and as of each Settlement Date of each of the conditions set forth below. These conditions are for the Company's sole benefit and may be waived by the Company in writing at any time in its sole discretion.

                  (a) ACCURACY OF THE PURCHASER'S REPRESENTATIONS AND WARRANTIES. The representations and warranties of the Purchaser shall be true and correct in all material respects as of the date when made and as of the Initial Closing and as of each Settlement Date as though made at that time (except for representations and warranties that speak as of a particular date, which shall be true and correct in all material respects as of such dates).

                  (b) PERFORMANCE BY THE PURCHASER. The Purchaser shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Purchaser at or prior to the Initial Closing and as of each Settlement Date.

                  (c) NO INJUNCTION. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction which prohibits the consummation of any of the transactions contemplated by this Agreement.

                  (d) NO PROCEEDINGS OR LITIGATION. No material action, suit or proceeding before any arbitrator or any governmental authority shall have been commenced against the Purchaser or the Company or any subsidiary, or any of the officers, directors or affiliates of the Company or any subsidiary, seeking to restrain, prevent or change the transactions contemplated by this Agreement, or seeking damages in connection with such transactions.

         Section 4.2. CONDITIONS PRECEDENT TO THE OBLIGATION OF THE PURCHASER TO CLOSE. The obligation hereunder of the Purchaser to perform its obligations under this Agreement and to purchase the Shares is subject to the satisfaction or waiver, at or before the Initial Closing, of each of the conditions set forth below. These conditions are for the Purchaser's sole benefit and may be waived by the Purchaser in writing at any time in its sole discretion.

                  (a) ACCURACY OF THE COMPANY'S REPRESENTATIONS AND WARRANTIES. Each of the representations and warranties of the Company shall be true and correct in all material respects as of the date when made and as of the Initial Closing as though made at that time (except for representations and warranties that speak as of a particular date, which shall be true and correct in all material respects as of such date).

                  (b) PERFORMANCE BY THE COMPANY. The Company shall have performed, satisfied and complied in all material respects with all material covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to the Initial Closing.

                  (c) NO INJUNCTION. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction which prohibits the consummation of any of the transactions contemplated by this Agreement.

                  (d) NO PROCEEDINGS OR LITIGATION. No material action, suit or proceeding before any arbitrator or any governmental authority shall have been commenced, against the Purchaser or the Company or any subsidiary, or any of the officers, directors or affiliates of the Company or any subsidiary seeking to restrain, prevent or change the transactions contemplated by this Agreement, or seeking damages in connection with such transactions.

                  (e) OPINION OF COUNSEL, ETC. At the Initial Closing, the Purchaser shall have received an opinion of counsel to the Company, dated as of the Initial Closing Date, in the form of EXHIBIT C hereto.

         Section 4.3. CONDITIONS PRECEDENT TO THE OBLIGATION OF THE PURCHASER TO ACCEPT A DRAW DOWN AND PURCHASE THE SHARES. The obligation hereunder of the Purchaser to accept a Draw Down request and to acquire and pay for the Shares is subject to the satisfaction at or before each Settlement Date, of each of the conditions set forth below.

                  (a) SATISFACTION OF CONDITIONS TO INITIAL CLOSING. The Company shall have satisfied at the Initial Closing, or the Purchaser shall have waived at the Initial Closing, the conditions set forth in Section
         4.2 hereof

                  (b) EFFECTIVE REGISTRATION STATEMENT. The Registration Statement registering the Shares to be delivered in connection with the applicable Draw Down shall have been declared effective by the SEC and shall remain effective during the applicable Draw Down Pricing Period and on the applicable Settlement Date.

                  (c) NO SUSPENSION. Trading in the Common Stock shall not have been suspended by the SEC or the Principal Market (except for any suspension of trading of limited duration agreed to by the Company, which suspension shall be terminated prior to the delivery of each Draw Down Notice), and, at any time prior to such Draw Down Notice, trading in securities generally as reported on the Principal Market shall not have been suspended or limited, or minimum prices shall not have been established on securities whose trades are reported on the Principal Market unless the general suspension or limitation shall have been terminated prior to the delivery of such Draw Down Notice.

                  (d) MATERIAL ADVERSE EFFECT. No Material Adverse Effect and no Consolidation Event where the successor entity has not agreed to deliver to the Purchaser such shares of stock and/or securities as the Purchaser is entitled to receive pursuant to this Agreement, such occurrences to be determined in accordance with Section 8.9 herein.

                  (e) OPINION OF COUNSEL. The Purchaser shall have received a "bring-down" letter from the Company's counsel, confirming that there is no change from the counsel's previously delivered opinion, or else specifying with particularity the reason for any change and an opinion as to the additional items specified in EXHIBIT C hereto.

                                   ARTICLE 5

                                 DRAW DOWN TERMS

         Section 5.1. DRAW DOWN TERMS. Subject to the satisfaction of the conditions set forth in this Agreement, the parties agree as follows:

                  (a) The Company may, in its sole discretion, issue and exercise draw downs against the Commitment Amount (each a "DRAW DOWN") during the Commitment Period, which Draw Downs the Purchaser shall be obligated to accept, subject to the terms and conditions herein.

                  (b) Only one Draw Down shall be allowed in each Draw Down Pricing Period and the Company may not exercise a Draw Down until the applicable Trading Cushion has elapsed since the end of the previous Draw Down Pricing Period. The number of shares of Common Stock purchased by the Purchaser with respect to each Draw Down shall be determined as set forth in Section 5.1(e) herein and settled on or before the 2nd Trading Day immediately after each consecutive 5 Trading Day period within a Draw Down Pricing Period (each such 5 Trading Day settlement period and each such settlement date referred to as a "SETTLEMENT PERIOD" and a "SETTLEMENT DATE", respectively).

                  (c) In connection with each Draw Down Pricing Period, the Company shall set the Threshold Price in the Draw Down Notice.

                  (d) The maximum Investment Amount as to each Draw Down shall be equal to the number of Settlement Periods within such Draw Down Pricing Period multiplied by 25% of the product of the average of the 5 VWAPs occurring immediately prior to the applicable Commencement Date (defined below) and the total aggregate trading volume in respect of the Common Stock for such Draw Down Pricing Period provided that no Draw Down shall be less than $25,000. For purposes of clarification, if the maximum Investment Amount is less than $25,000, then the Company shall be precluded from exercising a Draw Down at such time.

                  (e) The number of Shares of Common Stock to be issued on each Settlement Date shall be a number of shares equal to the sum of the quotients (for each Trading Day within the Draw Down Pricing Period) of
         (x) the Investment Amount divided by the number of Trading Days in the Draw Down Pricing Period, and (y) the Purchase Price on each Trading Day within the Draw Down Pricing Period, subject to the following adjustments:

                           (i) if the VWAP on a given Trading Day is less than
                  the Threshold Price, then that portion of the Investment Amount to be paid on the immediately pending Settlement Date shall be reduced by an amount equal to the Investment Amount divided by the number of Trading Days in the Draw Down Pricing Period and such Trading Day shall be withdrawn from the Draw Down Pricing Period; and

                           (ii) if during any Trading Day during the Draw Down
                  Pricing Period trading of the Common Stock on the Principal Market is suspended for more than 3 hours, in the aggregate, or if any Trading Day during the Draw Down Pricing Period is shortened because of a public holiday, then that portion of the Investment Amount to be paid on the immediately pending Settlement Date shall be reduced by an amount equal to the Investment Amount divided by the number of Trading Days in the Draw Down Pricing Period and such Trading Days shall be withdrawn from the Draw Down Pricing Period; and

                           (iii) if during any Trading Day during the Draw Down
                  Pricing Period sales of Draw Down Shares pursuant to the Registration Statement are suspended by the Company in accordance with Sections 3(d) or 5(e) of the Registration Rights Agreement for more than three (3) hours, in the aggregate, then that portion of the Investment Amount to be paid on the immediately pending Settlement Date shall be reduced by an amount equal to the Investment Amount divided by the number of Trading Days in the Draw Down Pricing Period and such Trading Days shall be withdrawn from the Draw Down Pricing Period.

                  (f) The Company must inform the Purchaser by delivering a draw down notice, in the form of EXHIBIT D hereto (the "DRAW DOWN NOTICE"), via facsimile transmission in accordance with Section 8.5 as to the amount of the Draw Down (the "INVESTMENT AMOUNT") the Company wishes to exercise. The Draw Down Notice shall also inform the Purchaser the number of Trading Days within the Draw Down Pricing Period, which must be in multiples of five up to a maximum of 20 consecutive Trading Days, and the first day of the Draw Down Pricing Period (the "COMMENCEMENT DATE"); PROVIDED; HOWEVER, if the Commencement Date shall be the date on which the Draw Down Notice is delivered, the Draw Down Notice must delivered to the Purchaser at least 1 hour before trading commences on such Trading Day date. At no time shall the Purchaser be required to purchase more than the maximum Investment Amount for a given Draw Down Pricing Period.

                  (g) On the Trading Day immediately following the last day of the Settlement Period, the Company and the Purchaser shall execute a settlement statement (the "SETTLEMENT STATEMENT") setting forth the number of Draw Down Shares issuable and the aggregate Purchase Price as to such Settlement Period. Promptly upon execution of the Settlement Statement (but in no event more than 1 Trading day after the execution of such Settlement Statement), the Draw Down Shares purchased pursuant to such Settlement Statement shall be:

                           (i) delivered to the Depository Trust Company ("DTC")
                  account of the Purchaser, or its designees, as designated by the Purchaser in the Settlement Statement, via DTC's Deposit Withdrawal Agent Commission system ("DWAC"). Upon the Company electronically delivering such Draw Down Shares to the DTC account of the Purchaser, or its designees, via DWAC by 1:00 p.m. ET, the Purchaser shall, on the same day (or the next Business Day if such day is not a Business Day) wire transfer immediately available funds to the Company's bank account, as designated by the Company in the Settlement Statement, for the amount of the aggregate Purchase Price of such Draw Down Shares. Upon the Company electronically delivering whole shares of Common Stock to the Purchaser or its designee's DTC account via DWAC after 1:00 p.m. ET, the Purchaser shall wire transfer next day available funds to the Company's designated account on such day. In the event that either party elects to use the Escrow Agent, the Shares shall be credited by the Company to the DTC account designated by the Purchaser via DWAC upon receipt by the Escrow Agent of payment for the Draw Down Shares into the Escrow Agent's master escrow account and notice to the Company thereof, all as further set forth in the Escrow Agreement; or

                           (ii) delivered by the Company to Purchaser (or its
                  designee) to the address as designated in the Settlement Statement, the unlegended physical certificate for the Draw Down Shares which shall be so delivered in lieu of the electronic delivery via DTC's DWAC and in accordance with the terms of this Agreement.

                  (h) The Company understands that a delay in the delivery of the Draw Down Shares into the Purchaser's DTC account beyond 5 Trading Days after the dates set forth herein or in the Escrow Agreement, as may be applicable, could result in economic loss to the Purchaser. Notwithstanding anything herein to the contrary, as compensation to the Purchaser for such loss, the Company agrees to pay late payments to the Purchaser for late delivery after 5 Trading Days from such dates in accordance with the following schedule (where "NO. TRADING DAYS LATE" is defined as the number of Trading Days beyond 5 Trading Days from the dates set forth herein or in the Escrow Agreement, as applicable, on which such Draw Down Shares are to be delivered into the Purchaser's DTC account via the DWAC system):

                                                  LATE PAYMENT FOR EACH
                                                  $5,000 OF DRAW DOWN SHARES
                NO. TRADING DAYS LATE             BEING PURCHASED
         --------------------------------- -------------------------------------
                    1                            $50
                    2                            $100
                    3                            $150
                    4                            $200
                    5                            $250
                    6                            $300
                    7                            $350
                    8                            $400
                    9                            $450
                    10                           $500
                    More than 10                 $500 + $100 for each Trading
                                                 Day Late beyond 10 Trading Days


         The Company shall pay any payments incurred under this Section 5.1(h) in immediately available funds upon demand. Nothing herein shall limit the Purchaser's right to pursue injunctive relief and/or actual damages for the Company's failure to issue and deliver the Draw Down Shares to the Company.

                                   ARTICLE 6

                                   TERMINATION

         Section 6.1. TERM. The term of this Agreement shall begin on the date hereof and shall end 24 months from the Effective Date or as otherwise set forth in Section 6.2.

         Section 6.2. OTHER TERMINATION.

                  (a) This Agreement shall terminate upon one (1) Trading Day's notice if (i) an event resulting in a Material Adverse Effect has occurred and has not been cured for a period of ninety (90) days after giving notice thereof, (ii) the Common Stock is de-listed from the Principal Market unless such de-listing is in connection with a subsequent listing on another Principal Market, or (iii) the Company files for protection from creditors under any applicable law.

                  (b) The Company may terminate this Agreement upon 5 Trading Day's notice if the Purchaser shall fail to fund a properly noticed Draw Down within 5 Trading Days of the end of the applicable Settlement Period.

         Section 6.3. EFFECT OF TERMINATION. In the event of termination of this Agreement pursuant to Section 6.2 herein, written notice thereof shall forthwith be given to the other party and the transactions contemplated by this Agreement shall be terminated without further action by either party. If this Agreement is terminated as provided in Section 6.1 or 6.2 herein, this Agreement shall become void and of no further force and effect, except for Sections 8.1, 8.2 and 8.9, and Article 7 herein, which shall survive the termination of this Agreement. Nothing in this Section 6.3 shall be deemed to release the Company or the Purchaser from any liability for any breach under this Agreement, or to impair the rights of the Company or the Purchaser to compel specific performance by the other party of its obligations under this Agreement.

                                   ARTICLE 7

                                 INDEMNIFICATION

         INDEMNIFICATION OF PURCHASER. The Company will indemnify and hold the Purchaser and its directors, officers, shareholders, partners, employees and agents (each, a "Purchaser Party") harmless from any and all losses, liabilities, obligations, claims, contingencies, damages, costs and expenses, including all judgments, amounts paid in settlements, court costs and reasonable attorneys' fees and costs of investigation that any such Purchaser Party may suffer or incur as a result of or relating to: (a) any misrepresentation, breach or inaccuracy, or any allegation by a third party that, if true, would constitute a breach or inaccuracy, of any of the representations, warranties, covenants or agreements made by the Company in this Agreement or in the other Transaction Documents; or (b) any cause of action, suit or claim brought or made against such Purchaser Party and arising solely out of or solely resulting from the execution, delivery, performance or enforcement of this Agreement or any of the other Transaction Documents and without causation by any other activity, obligation, condition or liability pertaining to the Purchaser. The Company will reimburse the Purchaser for its reasonable legal and other expenses (including the cost of any investigation, preparation and travel in connection therewith) incurred in connection therewith, as such expenses are incurred.

                                   ARTICLE 8

                                  MISCELLANEOUS

         Section 8.1. FEES AND EXPENSES. The Company agrees to pay $10,000 to the Purchaser for its legal, escrow and due diligence fees and expenses incurred in connection with the investigation and negotiation of the transaction and the preparation and negotiation of the Transaction Documents upon the execution hereof. Except as otherwise set forth in this Agreement, each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement. The Company shall pay all stamp and other taxes and duties levied in connection with the sale of the Shares.

         Section 8.2. ENTIRE AGREEMENT. The Transaction Documents, together with the exhibits and schedules thereto, contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.

         Section 8.3. NOTICES. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Section prior to 6:30 p.m. (New York City time) on a Trading Day, (b) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Section on a day that is not a Trading Day or later than 6:30 p.m. (New York City time) on any Trading Day, (c) the Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service, or (d) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as set forth on the signature pages attached hereto.

         Section 8.4. AMENDMENTS; WAIVERS. No provision of this Agreement may be waived or amended except in a written instrument signed, in the case of an amendment, by the Company and the Purchaser or, in the case of a waiver, by the party against whom enforcement of any such waiver is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right.

         Section 8.5. CONSTRUCTION. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

         Section 8.6. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Purchaser. The Purchaser may assign any or all of its rights under this Agreement to any Person to whom such Purchaser assigns or transfers any Shares, provided such transferee agrees in writing to be bound, with respect to the transferred Shares, by the provisions hereof that apply to the "Purchaser".

         Section 8.7. NO THIRD-PARTY BENEFICIARIES. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person, except as otherwise set forth in Article 7.

         Section 8.8. GOVERNING LAW. All questions concerning the construction, validity, enforcement and interpretation of the Transaction Documents shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement and any other Transaction Documents (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the City of New York. Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, New York for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of the any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper. Each party hereto hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Each party hereto (including its affiliates, agents, officers, directors and employees) hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby. If either party shall commence an action or proceeding to enforce any provisions of a Transaction Document, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its attorneys' fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

         Section 8.9. SURVIVAL. The representations, warranties, agreements and covenants contained herein shall survive the Closing and the delivery and exercise of the Shares, as applicable.

         Section 8.10. EXECUTION. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile signature page were an original thereof.

         Section 8.11. SEVERABILITY. If any provision of this Agreement is held to be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision that is a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

         Section 8.12. REPLACEMENT OF SHARES. If any certificate or instrument evidencing any Shares is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof, or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and customary and reasonable indemnity, if requested. The applicants for a new certificate or instrument under such circumstances shall also pay any reasonable third-party costs associated with the issuance of such replacement Shares.

         Section 8.13. REMEDIES. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, the Purchaser and the Company will be entitled to specific performance under the Transaction Documents. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations described in the foregoing sentence and hereby agrees to waive in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.

         Section 8.14. FURTHER ASSURANCES. From and after the date of this Agreement, upon the request of the Purchaser or the Company, each of the Company and the Purchaser shall execute and deliver such instruments, documents and other writings as may be reasonably necessary or desirable to confirm and carry out and to effectuate fully the intent and purposes of this Agreement.

                                   ARTICLE 9

                                   DEFINITIONS

         Section 9.1. Certain Definitions.

                  (a) "AFFILIATE" shall mean any person who is an "affiliate" of the applicable party within the meaning of Rule 405 promulgated under the Securities Act.

                  (b) "COMMENCEMENT DATE" shall have the meaning assigned to such term in Section 5.1(f) hereof.

                  (c) "COMMITMENT AMOUNT" shall have the meaning assigned to such term in Section 1.1 hereof.

                  (d) "COMMITMENT PERIOD" shall mean the period of 24 consecutive months commencing immediately after the Effective Date.

                  (e) "COMMON STOCK" shall mean the Company's common stock, $0.0001 par value per share, and any securities into which such common stock may hereafter be reclassified

                  (f) "COMMON STOCK EQUIVALENTS" means any securities of the Company or the Subsidiaries which would entitle the holder thereof to acquire at any time Common Stock, including without limitation, any debt, preferred stock, rights, options, warrants or other instrument that is at any time convertible into or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock.

                  (g) "CONSOLIDATION EVENT" shall mean a sale of all or substantially all of the Company's assets or a merger pursuant to which the holders of the voting securities of the Company prior to the merger do not own a majority of the voting securities of the surviving entity.

                  (h) "DISCLOSURE LETTER" shall mean the separate disclosure letter prepared by the Company and delivered concurrently herewith.

                  (i) "DRAW DOWN" shall have the meaning assigned to such term in Section 5.1(a) hereof.

                  (j) "DRAW DOWN NOTICE" shall have the meaning assigned to such term in Section 5.1(f) hereof.

                  (k) "DRAW DOWN PRICING PERIOD" shall mean a period of up to 20 consecutive Trading Days, in multiples of 5 Trading Days, beginning on the date specified in the Draw Down Notice; PROVIDED, HOWEVER, the Draw Down Pricing Period shall not begin before the day on which receipt of such notice is delivered to Purchaser pursuant to Section 8.3 herein.
         (l) "DRAW DOWN SHARES" shall mean the shares of Common Stock issuable pursuant to a Draw Down.

                  (m) "DTC" shall have the meaning assigned to such term in
         Section 5.1(g).

                  (n) "DWAC" shall have the meaning assigned to such term in
         Section 5.1(g).

                  (o) "EFFECTIVE DATE" shall mean the date the Registration Statement of the Company covering the Shares being subscribed for hereby is declared effective by the SEC.

                  (p) "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

                  (q) "GAAP" shall mean the United States Generally Accepted Accounting Principles as those conventions, rules and procedures are determined by the Financial Accounting Standards Board and its predecessor agencies.

                  (r) "INITIAL CLOSING" shall have the meaning assigned to such term in Section 1.2 hereof.

                  (s) "INITIAL CLOSING DATE" shall have the meaning assigned to such term in Section 1.2 hereof.

                  (t) "INVESTMENT AMOUNT" shall have the meaning assigned to such term in Section 5.1(f) hereof.

                  (u) "MATERIAL ADVERSE EFFECT" shall mean any adverse effect on the business, operations, properties or financial condition of the Company that is material and adverse to the Company and its subsidiaries and affiliates, taken as a whole and/or any condition, circumstance, or situation that would prohibit or otherwise materially interfere with the ability of the Company to perform any of its material obligations under this Agreement or the Registration Rights Agreement, including but not limited to, any bankruptcy, reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation of the Company.

                  (v) "MATERIAL AGREEMENT" shall have the meaning set forth in
         Section 2.1(b).

                  (w) "PRINCIPAL MARKET" shall mean initially the American Stock Exchange and shall include the Nasdaq Small-Cap Market, the Nasdaq National Market and the New York Stock Exchange if the Company becomes listed and trades on such market or exchange after the date hereof.

                  (x) "PURCHASER MATERIAL ADVERSE EFFECT" shall mean any adverse effect on the business, operations, prospects or financial condition of the Purchaser that is material and adverse to the Purchaser and/or any condition, circumstance or situation that would prohibit or otherwise materially interfere with the ability of the Purchaser to perform any of its material obligations under this Agreement or the Registration Rights Agreement.

                  (y) "PURCHASE PRICE" shall mean, with respect to Draw Down Shares purchased during each applicable Settlement Period, (i) 87% of the VWAP on the date in question during such Draw Down Pricing Period,
         (ii) if the Company's equity market capitalization is at least $50,000,000, but less than $100,000,000 on the date of a Draw Down Notice, 90% of the VWAP on the date in question during such Draw Down Pricing Period and (iii) if the Company's equity market capitalization is $100,000,000 or greater on the date of a Draw Down Notice, 92% of the VWAP on the date in question during such Draw Down Pricing Period.

                  (z) "REGISTRATION STATEMENT" shall mean the registration statement under the Securities Act, to be filed with the Securities and Exchange Commission for the registration of the Shares pursuant to the Registration Rights Agreement attached hereto as EXHIBIT A (the "Registration Rights Agreement).

                  (aa) "SEC" shall mean the Securities and Exchange Commission.

                  (bb) "SEC DOCUMENTS" shall mean all reports, schedules, forms, statements and other documents required to be filed by the Company with the SEC pursuant to the requirements of the Exchange Act, including material filed pursuant to Section 13(a) or 15(c) of the Exchange Act, in each case, together with all exhibits, supplements, amendments and schedules thereto, and all documents incorporated by reference therein.

                  (cc) [INTENTIONALLY OMITTED]

                  (dd) "SECURITIES ACT" shall mean the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

                  (ee) "SETTLEMENT" shall mean the delivery of the Draw Down Shares into the Purchaser's DTC account via DTC's DWAC system in exchange for payment therefor.

                  (ff) "SETTLEMENT DATE" shall have the meaning assigned to such term in Section 5.1(b).

                  (gg) "SETTLEMENT PERIOD" shall have the meaning assigned to such term in Section 5.1(b).

                  (hh) "SHARES" shall mean the Draw Down Shares.

                  (ii) "SUBSIDIARY" shall have the meaning ascribed to such term in Section 3.1(a).

                  (jj) "THRESHOLD PRICE" shall mean the price per Share designated by the Company as the lowest VWAP during any Draw Down Pricing Period at which the Company shall sell its Common Stock in accordance with this Agreement, which shall be in no event less than $0.10.

                  (kk) "TRADING CUSHION" (ll) shall mean the mandatory 3 Trading Days between Draw Down Pricing Periods.

                  (mm) "TRADING DAY" shall mean any day on which the Principal Market is open for business.

                  (nn) "TRANSACTION DOCUMENTS" shall mean this Agreement, the Registration Rights Agreement and the Escrow Agreement.

                  (oo) "VWAP" shall mean, for any period of time in question, the price determined by the first of the following clauses that applies: (a) if the Common Stock is then listed or quoted on a Principal Market, the volume weighted average price of the Common Stock for such period on the primary Principal Market on which the Common Stock is then listed or quoted as reported by Bloomberg Financial L.P. (based on a trading day from 9:30 a.m. ET to 4:02 p.m. Eastern Time);
         (b) if the Common Stock is not then listed or quoted on a Principal Market and if prices for the Common Stock are then quoted on the OTC Bulletin Board, the volume weighted average price of the Common Stock for such period; (c) if the Common Stock is not then listed or quoted on the OTC Bulletin Board and if prices for the Common Stock are then reported in the "Pink Sheets" published by the National Quotation Bureau Incorporated (or a similar organization or agency succeeding to its functions of reporting prices), the most recent closing price per share of the Common Stock so reported; or (d) in all other cases, the fair market value of a share of Common Stock as determined by an independent appraiser selected in good faith by the Purchaser.




                            [SIGNATURE PAGE FOLLOWS]

               [SIGNATURE PAGE TO COMMON STOCK PURCHASE AGREEMENT]



                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officer as of this 30th day of June, 2003.



                                            US DATAWORKS, INC.


                                            By: /S/ JOHN S. REILAND
                                                --------------------------------
                                            Name: John S. Reiland
                                            Title: CFO

                                            ADDRESS FOR NOTICE:
                                            -------------------
                                            5301 Hollister Road, Ste. 250
                                            Houston, TX  77040
                                            Attn: CEO
                                            Tel: (713) 934-3855
                                            Fax: (713) 934-8127

With a copy to:                             Pillsbury Winthrop LLP
(which shall not constitute notice)         2550 Hanover Street
                                            Palo Alto, CA 94304-1115
                                            ATTN: John Figone

                     [SIGNATURE PAGE FOR PURCHASER FOLLOWS]

                          [PURCHASER'S SIGNATURE PAGE]

                                           PURCHASER:

ADDRESS:                                   ICON INVESTORS LTD.


                                           By: /S/ PIERCE LOUGHRAN
                                               --------------------------------
                                               Name: PIERCE LOUGHRAN
                                               Title:  Authorized Signatory of
                                                       COFIDES S.A., DIRECTOR of
                                                       ICON INVESTORS LTD.





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